Exhibit 10.13

CONSENT, WAIVER AND AMENDMENT NO. 4 TO SECOND AMENDED AND

RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS CONSENT, WAIVER AND AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, effective as of December 9, 2008 (this “Consent, Waiver and Amendment”), is entered into by and among DEJ 98 Finance, LLC, a Delaware limited liability company (the “Seller”), Wolverine Finance, LLC, a Tennessee limited liability company, as initial servicer (the “Servicer”), Wolverine Tube, Inc., a Delaware corporation, as performance guarantor (the “Performance Guarantor” and, together with the Seller and the Servicer, the “Seller Parties”), The CIT Group/Business Credit, Inc., a New York corporation (“CIT/BC”), individually and as co-agent (the “Co-Agent”), and Wachovia Bank, National Association, individually (“Wachovia” and, together with CIT/BC, the “Purchasers”), and as agent for the Purchasers (together with its successors and assigns in such capacity, the “Agent” and, together with the Co-Agent, the “Agents”).

PRELIMINARY STATEMENTS

The Seller Parties, the Purchasers and the Agents are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of February 21, 2008, as heretofore amended (the “RPA”; capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the RPA).

Certain events of default have occurred under the ABL Credit Agreement, as a result of which, Amortization Events exist under Sections 9.1(d), (f) and (k) of the RPA and a Termination Event exists under Section 5.1(d) of the U.S. Receivables Sale Agreement. In addition, an Amortization Event has occurred under Section 9.1(u) of the RPA.

The lenders party to the ABL Credit Agreement are entering into a Amendment No. 16 to Amended and Restated Credit Agreement and Waiver dated as of the date hereof pursuant to which they will waive the events of default thereunder and make certain amendments to the terms thereof (the “ABL Waiver and Amendment”). The Seller Parties have requested that the Agents and the Purchasers (i) consent to the ABL Waiver and Amendment, (ii) waive such Amortization Events and Termination Event and (iii) amend the RPA as set forth herein. The Agents and the Purchasers are willing to agree to such consent, waiver and amendments only on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Consent. Each of the Agents and the Purchasers hereby consents to the ABL Waiver and Amendment, a copy of which is attached as Exhibit A hereto. As a result, the definition of “ABL Credit Agreement” in the RPA will hereafter be deemed to refer to that certain Amended and Restated Credit Agreement, dated as of April 28, 2005, as amended or otherwise modified through and including December 9, 2008, but without giving effect to any subsequent amendment thereto or restatement or waiver thereof unless each of the Co-Agent and the Agent under the RPA in their capacities as such (and not merely in their capacities as lenders party to the ABL Credit Agreement) consents in writing to such subsequent amendment, restatement or waiver.

2. Waivers.

2.1. With respect to the months of October 2008, each of the Agents and the Purchasers hereby waives the Amortization Events existing under Sections 9.1(d), (f) and (k) by virtue of the events of default under the ABL Credit Agreement that are waived pursuant to the ABL Waiver and Amendment (and each of the parties hereby waives or consents to the waiver of the Termination Event existing under Section 5.1(d) of the U.S. Receivables Sale Agreement) and Section 9.1(u) of the RPA by virtue of Consolidated EBITDA for the Consolidated Parties being less than the required amounts for such months.

2.2. Solely to the extent that any violation of Section 7.1(a)(ii) of the RPA occurred prior to the date of this Consent, Waiver and Amendment by virtue of the Seller’s failure to deliver its financials for its fiscal quarter ended September 30, 2008 by November 15, 2008, any resulting Amortization Event arising under Section 9.1(d) of the RPA prior to the date hereof is hereby waived (it being understood that nothing in this Consent, Waiver and Amendment shall be deemed to waive the requirement that the Seller deliver such audited financials by the date specified in Section 3.1 below).

3. Amendments.

3.1. Section 7.1(a)(ii) of the RPA is hereby amended to insert the following immediately prior to the period at the end thereof:

; provided, however, that the Seller’s financials for its fiscal quarter ended September 30, 2008 shall not be required to be delivered until December 12, 2008

3.2. Section 7.1(a)(iii) of the RPA is hereby amended and restated in its entirety to read as follows:

(iii) Compliance Certificates and Covenant Compliance Computations. Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit V signed by such Seller Party’s Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be. In addition to the foregoing, not later than the Monthly Reporting Date for each month beginning on or after December 1, 2008, a copy of the financial covenant compliance computations delivered to the agent and lenders party to the ABL Credit Agreement.

3.3. Section 9.1(u) of the RPA is hereby amended and restated in its entirety to read as follows:

(u) [intentionally deleted].

3.4. Schedule A to the RPA is hereby amended and restated in its entirety to read as follows:

SCHEDULE A

COMMITMENTS OF THE COMMITTED PURCHASERS

COMMITTED PURCHASER	COMMITMENT

The CIT Group/Business Credit, Inc.	US$17,500,000.00

Wachovia Bank, National Association	US$17,500,000.00

3.5. The definition of “Purchase Limit” set forth in Exhibit I to the RPA is hereby amended and restated in its entirety to read as follows:

“Purchase Limit” means US$35,000,000.

4. Representations.

4.1. Each of the Seller Parties represents and warrants to the Purchasers and the Agent that it has duly authorized, executed and delivered this Consent, Waiver and Amendment and that the RPA, as amended hereby, constitutes, a legal, valid and binding obligation of such Seller Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

4.2. Each of the Seller Parties further represents and warrants to the Purchasers and the Agent that, after giving effect to this Consent, Waiver and Amendment, each of its representations and warranties set forth in Section 5.1 of the RPA is true and correct as of the date hereof and that no Amortization Event or Unmatured Amortization Event exists as of the date hereof and is continuing.

5. Conditions Precedent. This Consent, Waiver and Amendment shall become effective as of the date first above written upon satisfaction of each of the following conditions:

(a) Receipt by the Agent of a counterpart hereof duly executed by each of the parties hereto;

(b) Receipt by each of the Co-Agent and the Agent of an Amendment No. 4 Fee Letter, duly executed by each of the parties thereto, and payment of the amendment fees described therein; and

(c) The ABL Waiver and Amendment shall have been executed and delivered by all parties thereto and all conditions precedent to its effectiveness (other than effectiveness of this Consent, Waiver and Amendment) shall have been satisfied.

6. Miscellaneous.

6.1. Except as expressly amended hereby, the RPA shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the RPA, the Performance Undertaking and each of the other Transaction Documents to which it is a party.

6.2. THIS CONSENT, WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

6.3. This Consent, Waiver and Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of any executed counterpart by facsimile or electronic mail with an attached image of such executed counterpart shall have the same force and effect as delivery of an originally executed counterpart.

IN WITNESS WHEREOF, the parties hereto have executed this Consent, Waiver and Amendment effective as of the date first above written.

DEJ 98 FINANCE, LLC

By:
Name:
Title:	Member, Board of Managers

WOLVERINE FINANCE, LLC

By:
Name:
Title:

WOLVERINE TUBE, INC.

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., individually and as Co-Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Agent

By:
Name:
Title:

EXHIBIT A

ABL WAIVER AND AMENDMENT

[see attached copy]